UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2006

SENIOR HOUSING PROPERTIES TRUST

Maryland	001-15319	04-3445278
(State of organization)	(Commission file number)	(I.R.S. Employer Identification Number)

400 Centre Street, Newton, Massachusetts 02458

617-796-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On January 18, 2006, Senior Housing Properties Trust, or the Company, issued a press release with respect to certain developments in the litigation between the Company and HealthSouth Corporation. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Copies of the judicial opinion and order referenced in the press release are furnished as Exhibits 99.2 and 99.3 hereto, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press release dated January 18, 2006.

99.2	Findings of Fact, Rulings of Law and Order of Judgment, HealthSouth Corporation v. HRES1 Properties Trust et al., No. 04-4345, Mass. Super. Ct.

99.3	Final Judgment and Order, HealthSouth Corporation v. HRES1 Properties Trust et al., No. 04-4345, Mass. Super. Ct.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By: /s/ John R. Hoadley
John R. Hoadley
Treasurer and Chief Financial Officer

Date: January 19, 2006